Exhibit 10.2 AMENDMENT NO. 1 TO THE SUBSCRIPTION AGREEMENT This AMENDMENT NO. 1 TO THE SUBSCRIPTION AGREEMENT (this “Amendment”), dated as of May 15, 2026 (the “Amendment Effective Date”), is made by and between LanzaTech Global, Inc., a Delaware corporation (the “Company”), and LanzaTech Global SPV, LLC, a Wyoming limited liability company (the “Subscriber” and, together with the Company, the “Parties”, and each, a “Party”), and amends that certain Subscription Agreement, dated May 10, 2026, by and between the Company and the Subscriber (the “Subscription Agreement”). Capitalized terms used in this Amendment and not defined shall have the meanings specified in the Subscription Agreement. PRELIMINARY STATEMENTS A. Section 7(g) of the Subscription Agreement provides that the Subscription Agreement may not be amended, modified or waived, in whole or in part, except by an instrument in writing, signed by both the Company and the Subscriber. B. The Company desires to execute a registered direct offering (the “Offering”) of its common stock, par value par value $0.0000001 per share (“Common Stock”), at a price per share of Common Stock of no less than $10.00, and the Subscriber is providing its consent on the date hereof (the “Consent”) to such Offering; provided, that the Consent is conditioned upon the Parties agreeing to certain changes to the Subscription Agreement, as set forth in this Amendment. C. In consideration of the foregoing, each Party desires to amend the Subscription Agreement as of the Amendment Effective Date as set forth in this Amendment. The Parties hereto agree as follows: SECTION 1.1 Amendment to Section 6(d) of the Subscription Agreement. The Subscription Agreement is hereby amended by replacing Section 6(d)(iii) thereof to read in its entirety as follows: “(iii) no Additional Shares Purchase Notice may be delivered by the Company unless the Company can establish that it had, in the ordinary course of business and as of the last day of the most recently ended calendar month, less than $30,000,000 of cash on its balance sheet, as determined by the Company in good faith and reflected in its internal books and records.” SECTION 1.2 Miscellaneous. (a) The Subscription Agreement (including the annex thereto), as modified by this Amendment, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof. (b) Except as amended hereby, the Subscription Agreement shall continue in full force and effect in accordance with its terms. Sections 7(a)-(g), (i)-(s) and (u) of the Subscription Agreement are hereby incorporated by reference and shall apply to this Amendment, mutatis mutandis. (c) On and after the Amendment Effective Date, each reference in the Subscription Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Subscription

2 Agreement shall, in each case, mean and be a reference to the Subscription Agreement as amended by this Amendment. (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein and in the Consent, operate as a waiver of any right, power or remedy of the Party under the Subscription Agreement. [Remainder of page intentionally left blank]

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT] IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written. COMPANY: LANZATECH GLOBAL, INC. By: /s/ Jennifer Holmgren Name: Jennifer Holmgren Title: Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT] IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written. SUBSCRIBER: LANZATECH GLOBAL SPV, LLC By: /s/ Michael F. Solomon Name: Michael F. Solomon Title: Managing Director